Exhibit 10.18

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following mortgage agreements (First) have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.3 to this Form 8-K:

1.	Leasehold Deed of Trust and Security Agreement (North Mountain Medical Plaza) dated August 16, 2013, by CHP North Mountain AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.).

2.	Deed of Trust (Escondido Medical Arts Centre) dated August 16, 2013, by CHP Escondido CA MOB Owner, LLC for the benefit of The Prudential Insurance Company of America (Filed herewith.)

3.	Open-End Mortgage and Security Agreement (Cleveland Clinic Chestnut Commons) dated August 16, 2013, by CHP Chestnut Commons OH MOB Owner, LLC for the benefit of The Prudential Insurance Company of America (Filed herewith.)

4.	Leasehold Deed of Trust and Security Agreement (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, by CHP Lincoln Plaza AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.)

The following mortgage agreements (Second) have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.4 to this Form 8-K:

1.	Leasehold Deed of Trust and Security Agreement (North Mountain Medical Plaza) dated August 16, 2013, by CHP North Mountain AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.).

2.	Deed of Trust (Escondido Medical Arts Centre) dated August 16, 2013, by CHP Escondido CA MOB Owner, LLC for the benefit of The Prudential Insurance Company of America (Filed herewith.)

3.	Open-End Mortgage and Security Agreement (Cleveland Clinic Chestnut Commons) dated August 16, 2013, by CHP Chestnut Commons OH MOB Owner, LLC for the benefit of The Prudential Insurance Company of America (Filed herewith.)

4.	Leasehold Deed of Trust and Security Agreement (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, by CHP Lincoln Plaza AZ MOB Owner, LLC to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.)

The following recourse liabilities guaranty agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.10 to this Form 8-K:

1.	Recourse Liabilities Guaranty (Cleveland Clinic Chestnut Commons) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. (CHP Chestnut Commons OH MOB Owner, LLC) in favor of The Prudential Insurance Company of America (Filed herewith.)

2.	Recourse Liabilities Guaranty (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. in favor of The Prudential Insurance Company of America (Filed herewith.)

3.	Recourse Liabilities Guaranty (Escondido Medical Arts Centre) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. in favor of The Prudential Insurance Company of America (Filed herewith.)

4.	Recourse Liabilities Guaranty (North Mountain Medical Plaza) dated August 16, 2013, executed by CNL Healthcare Properties, Inc. favor of The Prudential Insurance Company of America (Filed herewith.)

The following property management agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.16 to this Form 8-K:

1.	Property Management and Leasing Agreement dated August 16, 2013, by and between CHP Chestnut Commons OH MOB Owner, LLC and Holladay Property Services Midwest, Inc. (Filed herewith.)

2.	Property Management and Leasing Agreement dated August 16, 2013, by and between CHP Leawood KS MOB Owner, LLC and Holladay Property Services Midwest, Inc. (Filed herewith.)

3.	Property Management and Leasing Agreement dated August 16, 2013, by and between CHP North Mountain AZ MOB Owner, LLC and Holladay Property Services Midwest, Inc. (Filed herewith.)

The following supplemental guaranty agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.17 to this Form 8-K:

5.	Supplemental Guaranty (Cleveland Clinic Chestnut Commons) dated August 16, 2013, executed by CHP Chestnut Commons OH MOB Owner, LLC in favor of The Prudential Insurance Company of America (Filed herewith.)

6.	Supplemental Guaranty (John C. Lincoln Medical Plaza I and II) dated August 16, 2013, executed by CHP Lincoln Plaza AZ MOB Owner, LLC in favor of The Prudential Insurance Company of America (Filed herewith.)

7.	Supplemental Guaranty (Escondido Medical Arts Centre) dated August 16, 2013, executed by CHP Escondido CA MOB Owner, LLC in favor of The Prudential Insurance Company of America (Filed herewith.)

8.	Supplemental Guaranty (North Mountain Medical Plaza) dated August 16, 2013, executed by CHP North Mountain AZ MOB Owner, LLC in favor of The Prudential Insurance Company of America (Filed herewith.)

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